Exhibit 10.35
FIRST AMENDMENT
TO FIVE-YEAR CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment") is entered into as of August 15, 2006, among METLIFE, INC. and METLIFE FUNDING, INC. (collectively, the “Borrowers"), the LENDERS (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders.
R E C I T A L S
     A. The Borrowers entered into the Five-Year Credit Agreement dated as of April 22, 2005 (the “Agreement”), with the Lenders (herein so called) party thereto, a Syndication Agent, certain Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent (herein so called) for the Lenders, providing for revolving credit loans, competitive bid loans, and letters of credit in the aggregate principal amount of up to $1,500,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meaning set forth in the Agreement and all Section and Schedule references herein are to sections and schedules in the Agreement.
     B. The Borrowers have requested that the Agreement be amended in certain respects and the Lenders have agreed to amend the Agreement as set forth herein.
     In consideration of the foregoing and the mutual covenants contained herein, the Borrowers, the Lenders, and the Administrative Agent agree and acknowledge as follows:
1. Amendments.
     (a) Section 6.01(a) is amended to read in its entirety as follows:
     (a) (i) as soon as available, but not later than 75 days (or in the case of fiscal years ending on or after December 15, 2006, 60 days or such other period as may be prescribed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder) after the end of each fiscal year of MetLife, copies of MetLife’s annual report on Form 10-K as filed with the SEC for such fiscal year; and (ii) as soon as available, but not later than 40 days (or such other period as may be prescribed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder) after the end of each of the first three fiscal quarters of each fiscal year of MetLife, copies of MetLife’s quarterly report on Form 10-Q as filed with the SEC for such fiscal quarter, in each case certified by an appropriate Financial Officer as being the complete and correct copies of the statements on such forms furnished by MetLife to the SEC, it being understood that, in each case, the Administrative Agent shall be entitled to rely on any certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, by the chief financial officer of MetLife that accompanies such annual and quarterly reports;
     (b) Sections 7.01(m), (n), and (o), respectively, are re-lettered to be Sections 7.01(n), (o), and (p), respectively, and a new Section 7.01(m), reading in its entirety as follows, is added to the Agreement:
     (m) Liens on securities owned by, or obligations owed to, such Borrower or the Company, as the case may be, that directly or indirectly secure funding agreements issued by MetLife or any Subsidiary of MetLife (each, a “MetLife Entity”), which
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funding agreements directly or indirectly secure, or provide for, the repayment of amounts that a MetLife Entity has received from the proceeds of securities issued by a special-purpose vehicle formed for the purpose of issuing such securities; provided that at the time of issuance such securities had a rating by a nationally recognized rating agency higher than that which unsecured long-term debt securities issued by the MetLife Entity that is the issuer of the applicable funding agreement would have had;
     (c) Section 10.02(c) is amended by adding the following sentence at the end thereof:
The Borrowers also acknowledge and agree that unless conspicuously labeled “PUBLIC” by the Borrowers, all Borrower Materials to be posted on the Platform or otherwise provided to the Lenders shall be treated by the Administrative Agent as material non-public information with respect to the Borrowers, their respective Affiliates or their securities and such Borrower Materials shall not be provided to any Lenders that do not wish to receive such material non-public information.
     (d) Schedule 10.02 is amended to read in its entirety as in Amended Schedule 10.02 attached hereto.
     (e) Schedule 10.07 is amended to read in its entirety as in Amended Schedule 10.07 attached hereto.
2. Representations. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, each Borrower represents and warrants to the Lenders and the Administrative Agent that (a) it has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no approvals from any Governmental Authority, and do not violate its certificate of incorporation or its bylaws, (b) upon execution and delivery by the Borrowers, the Administrative Agent, and the Required Lenders, this Amendment will constitute its legal and binding obligation, enforceable against it in accordance with this Amendment’s terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally, and (c) no Default or Event of Default has occurred and is continuing.
3. Conditions Precedent to Effectiveness. This Amendment shall not become effective unless and until the Administrative Agent receives counterparts of this Amendment executed by the Borrowers, the Required Lenders, and the Administrative Agent.
4. Expenses. The Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.
5. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment, the Agreement, as amended by this
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Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (g) except as provided in this Amendment, the Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed.
6. Parties. This Amendment binds and inures to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assigns, subject to Section 10.07.
     The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.
[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]
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Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

METLIFE, INC.

By:	/s/ Anthony J. Williamson

	Name:	Anthony J. Williamson

	Title:	SVP & Treasurer

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

METLIFE FUNDING, INC.

By:	/s/ Anthony J. Williamson

	Name:	Anthony J. Williamson

	Title:	Chairman, President & CEO

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	/s/ Jeffrey M. Shaver

	Name:	Jeffrey M. Shaver

	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen Hanke

	Name:	Karen Hanke
	Title:	Director

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CITICORP USA, as a Lender

By:	/s/ David A. Dodge

	Name:	David Dodge
	Title:	Managing Director

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Erin O’Rourke

	Name:	Erin O’Rourke
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ruth Leung

	Name:	Ruth Leung
	Title:	Director

By:	/s/ John S. McGill

	Name:	John S. McGill
	Title:	Director

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

LEHMAN BROTHERS BANK, FSB, as a Lender

By:	/s/ Janine M. Shugan

	Name:	Janine M. Shugan
	Title:	Authorized Signatory

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Frank Stepan

	Name:	Frank Stepan
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow

	Name:	Richard L. Tavrow
	Title:	Director, Banking Products Services, US

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, US

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison A. McGuigan

	Name:	Alison A. McGuigan
	Title:	Associate Director

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ David Dodd

	Name:	David Dodd
	Title:	Vice President

By:	/s/ James Neira

	Name:	James Neira
	Title:	Associate

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE ROYAL BANK OF SCOTLAND
By:	Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc as a lender.

By:	/s/ David Howes

	Name:	David Howes
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

ABN AMRO BANK N.V., as a Lender

By:	/s/ Neil R. Stein

	Name:	Neil R. Stein
	Title:	Director

By:	/s/ Michael DeMarco

	Name:	Michael DeMarco
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BNP PARIBAS, as a Lender

By:	/s/ Laurent Vanderzyppe

	Name:	Laurent Vanderzyppe
	Title:	Managing Director

By:	/s/ Marguerite L. Lebon

	Name:	Marguerite L. Lebon
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

WILLIAM STREET COMMITMENT CORPORATION, as a Lender

By:	/s/ Mark Walton

	Name:	Mark Walton
	Title:	Assistant Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

MELLON BANK, N.A., as a Lender

By:	/s/ Donald G. Cassidy, Jr.

	Name:	Donald G. Cassidy, Jr.
	Title:	Senior Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Sebastian Rocco

	Name:	Sebastian Rocco
	Title:	Managing Director

By:	/s/ Charlie Kornberger

	Name:	Charlie Kornberger
	Title:	Managing Director

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Chris McKean

	Name:	Chris McKean
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

PNC BANK, N.A., as a Lender

By:	/s/ Paul Devine

	Name:	Paul Devine
	Title:	Vice President & Credit Manager

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Lise Anne Boutiette

	Name:	Lise Anne Boutiette
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Robert Gallagher

	Name:	Robert Gallagher
	Title:	Senior Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of August 15, 2006, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SOCIETE GENERALE, as a Lender

By:	/s/ William Aishton

	Name:	William Aishton
	Title:	Vice President

Signature Page to First Amendment
to Five-Year Credit Agreement